Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Solar Mosaic LLC
601 12th Street, Suite 325
Oakland, California 94607

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of solar assets in connection with the proposed offering of Mosaic Solar Loan Trust 2023-2 (the “Transaction”). Solar Mosaic LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Deutsche Bank Securities Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 22, 2023, representatives of the Company provided us with solar asset listing with respect to 10,628 solar assets (the “Solar Asset Listing”). At the Company’s instruction, we randomly selected 150 solar assets from the Solar Asset Listing (the “Initial Selected Assets”). The Company indicated that the four Initial Selected Assets indicated in Appendix A were no longer included in the Transaction. We were further instructed by the Company to randomly select four additional solar assets (the “Subsequent Sample Assets”) from the Solar Asset Listing. The remaining 146 Initial Selected Assets and four Subsequent Sample Assets are collectively and hereinafter referred to as the “Sample Assets.”

Further, on March 2, 2023, representatives of the Company provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2023, with respect to each of the 10,628 solar assets set forth on the Solar Asset Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1.       Loan ID (for informational purposes only)

2.       State

3.       Zip code

4.       Current rate

5.       Original term (years)

6.       Installer

7.       Original loan amount*

8.       Choice monthly payment*

9.       Re-amortized monthly payment*

10.       ITC amount*@

11.       Choice target date*@

12.       Origination date*

13.       First payment date*

14.       Maturity date*

15.       Current principal balance

16.       Estimated annual production (kWh)

17.       Original FICO score

18.       Number of days past due

19.       Payment by ACH transfer (yes/no)

20.       Age/seasoning (months)

21.       Remaining term (months)

* For Sample Assets that indicated a “pto_approved_date” on the Statistical Data File only

@ For Sample Assets that have a “plus loan indicator” of “N” on the Statistical Data File only.

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 7. through 14. to the corresponding information set forth on or derived from the Closing Certificate or Loan Adjustment (collectively, the “Closing Certificate”).

We compared Characteristics 15. through 19. to the corresponding information set forth on or derived from electronic contract files, prepared, created, and delivered by the Company, from the Company’s servicer system as of January 31, 2023 (collectively, the “Servicer System File”).

With respect to our comparison of Characteristic 20., we recomputed the age/seasoning as the number of months between (i) origination date (as set forth on the Closing Certificate) and (ii) January 31, 2023.

With respect to our comparison of Characteristic 21., we recomputed the remaining term as the number of months between (i) January 31, 2023 and (ii) the maturity date (as set forth on the Closing Certificate).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 6., an installer of (i) “Spartan,” as set forth on the Statistical Data File, is deemed to be “in agreement” with “Barnard Electric,” as set forth on the Loan Agreement; (ii) “Wolf River Electric,” as set forth on the Statistical Data File, is deemed to be “in agreement” with “LTL LED,” as set forth on the Loan Agreement, (iii) “Sun and Power,” as set forth on the Statistical Data File, is deemed to be “in agreement” with “Gaps Investment INC,” as set forth on the Loan Agreement, and (iv) “Lumio,” as set forth on the Statistical Data File, is deemed to be “in agreement” with “Atlantic Key Energy,” as set forth on the Loan Agreement;

•	with respect to our comparison of Characteristics 8. and 9., differences of $5.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristics 8., for the Sample Assets indicated in Appendix B, we observed a difference with respect to the choice monthly payment set forth on the Statistical Data File when compared to the choice monthly payment set forth on the Closing Certificate. For these Sample Assets, we were instructed to perform an additional procedure and compare the choice monthly payment set forth on the Statistical Data File to the corresponding information set forth on screen shots from the Company's servicing system (the “Servicing System Screen Shots”);

•	with respect to our comparison of Characteristics 9., for the Sample Assets indicated in Appendix C, we observed a difference with respect to the re-amortized monthly payment set forth on the Statistical Data File when compared to the re-amortized monthly payment set forth on the Closing Certificate. For these Sample Assets, we were instructed to perform an additional procedure and compare the re-amortized monthly payment set forth on the Statistical Data File to the corresponding information set forth on the Servicing System Screen Shots; and

•	with respect to our comparison of Characteristic 10., differences of $250.00 or less are deemed to be “in agreement.”

The solar asset documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 9, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 9, 2023.

In applying our agreed-upon procedures as outlined above, we did not perform any procedures for the following Initial Selected Assets:

282827
315619
303092
324282

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 9, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 8. for the following Sample Assets:

286021
307611

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 9, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Assets:

286021
302133

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.